UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2025
Date of Report (Date of earliest event reported)
ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2485 Augustine Drive
Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)
(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Advanced Micro Devices, Inc. (the "Company") on May 16, 2025 (the “Original Report”). This Amendment amends the Original Report to (i) correct the statement regarding approval of the proposal to amend and restate the Company's Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law and to make a non-substantive change (the “Officer Exculpation Amendment Proposal”) and (ii) disclose that the Company has filed with the Secretary of State of the State of Delaware a corrected Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”).
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Company’s 2025 Annual Meeting of Stockholders held on May 14, 2025 (the “Annual Meeting”), the Company’s stockholders voted on, among other matters, the Officer Exculpation Amendment Proposal. The Original Report disclosed the correct vote tallies with respect to the Officer Exculpation Amendment Proposal. However, the Original Report disclosed that the Officer Exculpation Amendment Proposal was approved by stockholders when the Officer Exculpation Amendment Proposal was not approved.
On June 3, 2025, the Company filed with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Incorporation that removes the amendments related to the Officer Exculpation Amendment Proposal. The Amended and Restated Certificate of Incorporation solely reflects the increase in the number of authorized shares of common stock from 2.25 billion shares to 4.0 billion shares, which was approved by the Company’s stockholders at the Annual Meeting. A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Other than the foregoing, no other changes have been made to the Original Report, and this Amendment should be read in conjunction with the Original Report.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Advanced Micro Devices, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2025	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Ava Hahn
	Name:	Ava Hahn
	Title:	Senior Vice President, General Counsel and Corporate Secretary